PO BOX 8035, CARY, NC 27512

INTERNET: www.proxypush.com/JNL

●	Cast your vote online.
●	Have your Proxy Card ready.
●	Follow the simple instructions to record your vote.
PHONE: 1-866-256-0779

●	Use any touch-tone telephone, 24 hours a day, 7 days a week.
●	Have your Proxy Card ready.
●	Follow the simple recorded instructions.
MAIL

●	Mark, sign and date your Proxy Card.
●	Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.
IN PERSON

●	Attend Shareholders Meeting at 1 Corporate Way, Lansing, MI 48951 on September 18, 2024.

PROXY TABULATOR

PO BOX 8035

CARY, NC 27512-9916

Please fold here—Do not separate

JNL/BAILLIE GIFFORD U.S. EQUITY GROWTH FUND

A series of JNL Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 18, 2024

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of the JNL/Baillie Gifford U.S. Equity Growth Fund (“Fund”), a series of the Trust, to be held on Wednesday, September 18, 2024 at 9:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if

Additional Signature (if held

Date
Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of the JNL/Baillie Gifford U.S. Equity
Growth Fund, a series of JNL Series Trust, to be held on September 18,
2024:

The Proxy Statement for this Meeting and the accompanying Notice of
Special Meeting of Shareholders and the form of proxy card are available at

www.proxypush.com/JNL

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN

1.	To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNL/Baillie Gifford U.S. Equity Fund, a series of the Trust, into the JNL Multi-Manager U.S. Select Equity Fund, also a series of the Trust.	☐	☐	☐

2.	To transact such other business that may properly come before the Meeting or any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET: www.proxypush.com/JNL
PO BOX 8035, CARY, NC 27512	● Cast your vote online. ● Have your Voting Instruction Card ready. ● Follow the simple instructions to record your vote.
PHONE: 1-866-256-0779
● Use any touch-tone telephone, 24 hours a day, 7 days a week. ● Have your Voting Instruction Card ready. ● Follow the simple recorded instructions.
MAIL
● Mark, sign and date your Voting Instruction Card. ● Fold and return your Voting Instruction Card in the postage-paid envelope provided with the address below showing through the window.
IN PERSON
● Attend Shareholders Meeting at 1 Corporate Way, Lansing, MI 48951 on September 18, 2024.

PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

 Please fold here—Do not separate

JNL/BAILLIE GIFFORD U.S. EQUITY GROWTH FUND
A series of JNL Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 18, 2024

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of the JNL/Baillie Gifford U.S. Equity Growth Fund (“Fund”), a series of the Trust, attributable to his or her variable annuity contract (“Variable Contract”) at the Special Meeting of Shareholders to be held on Wednesday, September 18, 2024, at 9:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, September 17, 2024, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date	Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION CARD AND MARK ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of the JNL/Baillie Gifford U.S. Equity Growth
Fund, a series of JNL Series Trust, to be held on September 18, 2024:

The Proxy Statement for this Meeting and the accompanying Notice of
Special Meeting of Shareholders and the voting instruction card are available at www.proxypush.com/JNL

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:   ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN

1.	To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNL/Baillie Gifford U.S. Equity Fund, a series of the Trust, into the JNL Multi-Manager U.S. Select Equity Fund, also a series of the Trust.	☐	☐	☐

2.	To transact such other business that may properly come before the Meeting or any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE